UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

APPLIED BIOSYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For Immediate Release

Leading Proxy Advisory Firms Recommend That Invitrogen and Applied Biosystems Shareholders Approve Merger

Carlsbad, Calif. & Foster City, Calif. — October 6, 2008 — Invitrogen Corporation (NASDAQ:IVGN) and Applied Biosystems Inc. (NYSE:ABI) today announced that RiskMetrics Group, formerly known as Institutional Shareholder Services, or ISS, Glass Lewis & Co. and PROXY Governance, Inc., have all recommended that Invitrogen and Applied Biosystems shareholders vote FOR the proposed merger at each company’s respective special meeting of shareholders.

RiskMetrics, Glass Lewis and PROXY Governance are leading independent U.S. proxy advisory firms and their voting analyses and recommendations are used by hundreds of major institutional investment funds, mutual funds and fiduciaries globally.

As previously announced, Invitrogen will hold a special meeting of shareholders to consider the proposed acquisition of Applied Biosystems on October 16, 2008, at 9:00 a.m. Pacific Standard Time at Invitrogen’s headquarters, 5781 Van Allen Way, Carlsbad, CA 92008.  Invitrogen shareholders of record as of the close of business on September 5, 2008 will be entitled to vote at the special meeting.

The special meeting of Applied Biosystems’ shareholders will also be held on October 16, 2008, at 9:30 a.m. Eastern Daylight Time at the headquarters of Applied Biosystems, 301 Merritt 7, Norwalk, CT 06851. Applied Biosystems shareholders of record as of the close of business on September 5, 2008 will be entitled to vote at the special meeting of Applied Biosystems.

Invitrogen shareholders who have questions about the merger or need assistance in submitting their proxy or voting their shares should contact the Company’s proxy solicitor, The Altman Group, toll-free at (866) 530-8621.

Applied Biosystems shareholders who have questions about the merger or need assistance in submitting their proxy or voting their shares should contact the Company’s proxy solicitor, Morrow & Co., Inc., toll-free at (800) 607-0088.

About Invitrogen

Invitrogen Corporation (NASDAQ: IVGN) provides products and services that support academic and government research institutions and pharmaceutical and biotech companies worldwide in their efforts to improve the human condition. The company provides essential life science technologies for disease research, drug discovery, and commercial bioproduction. Invitrogen’s own research and development efforts are focused on breakthrough innovation in all major areas of biological discovery including functional genomics, proteomics, stem cells, cell therapy and cell biology — placing Invitrogen’s products in nearly every major laboratory in the world. Founded in 1987, Invitrogen is headquartered in Carlsbad, CA, and conducts business in more than 70 countries around the world. The company employs approximately 4,700 scientists and other professionals and had revenues of approximately $1.3 billion in 2007. For more information, visit www.invitrogen.com.

About Applied Biosystems Inc.

Applied Biosystems Inc. (formerly known as Applera Corporation) is a global leader in the development and marketing of instrument-based systems, consumables, software, and services for academic research, the life science industry and commercial markets. Driven by its employees’ belief in the power of science to improve the human condition, the company commercializes innovative technology solutions for DNA, RNA, protein and small molecule analysis. Customers across the disciplines of academic and clinical research, pharmaceutical research and manufacturing, forensic DNA analysis, and agricultural biotechnology use the company’s tools and services to accelerate scientific discovery, improve processes related to drug discovery and development, detect potentially pathogenic microorganisms, and identify individuals based on DNA sources. Applied Biosystems has a comprehensive service and field applications support team for a global installed base of high-performance genetic and protein analysis solutions. Applied Biosystems is headquartered in Norwalk, CT. Information about Applied Biosystems, including reports and other information filed by the company with the Securities and Exchange Commission, is available at www.appliedbiosystems.com. All information in this news release is as of the date of the release, and Applied Biosystems does not undertake any duty to update this information unless required by law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, Invitrogen and Applied Biosystems have filed a joint proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. The final joint proxy statement/prospectus has been mailed to shareholders of both companies. Investors and security holders are urged to read it in its entirety because it will contain important information about Invitrogen and Applied Biosystems and the proposed transaction.   Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents may also be obtained free of charge from Invitrogen by directing such requests to: Invitrogen Corporation, Attention: Investor Relations, 5791 Van Allen Way, Carlsbad, CA 92008, and from Applied Biosystems Inc. at: Applied Biosystems Inc., Attention: Investor Relations 850 Lincoln Center Drive, Foster City, CA 94404.

PARTICIPANTS IN THE SOLICITATION

Invitrogen and Applied Biosystems and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation is included in the joint proxy statement/prospectus relating to the proposed merger.  This document is available free of charge at the Securities and Exchange Commission’s Web site at www.sec.gov and from: Invitrogen Investor Relations, telephone: (760) 603-7200 or on Invitrogen’s website at http://www.invitrogen.com; or from Applied Biosystems Investor Relations, telephone: (650) 554-2449 or on the Applied Biosystems’ web site at www.appliedbiosystems.com.

Contact Information:

Invitrogen contacts: Investors: Amanda Clardy (760) 603-7200 ir@invitrogen.com

Applied Biosystems contacts:

Investors: Peter Dworkin (650) 554-2479 peter.dworkin@appliedbiosystems.com

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FORWARD LOOKING STATEMENTS

Some statements made by Applied Biosystems Inc. (formerly Applera Corporation, the “Company”) or Invitrogen Corporation (“Invitrogen”) contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements.  To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of our business include, but are not limited to, those described under the heading “Risks Factors” in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008, as updated by our subsequent Quarterly Reports on Form 10-Q.  We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial.  Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger contemplated in the Agreement and Plan of Merger, dated as of June 11, 2008, as amended on September 9, 2008, by and among Invitrogen, Atom Acquisition, LLC and the Company, Invitrogen filed a definitive joint proxy statement/prospectus of the Company and Invitrogen with the Securities and Exchange Commission (the “SEC”) on September 11, 2008.  Copies of the definitive joint proxy statement/prospectus were mailed to stockholders of the Company and Invitrogen on September 12, 2008.  Investors and security holders are urged to read the definitive joint proxy statement/prospectus because it contains important information.  You may obtain a free copy of the definitive joint proxy statement/prospectus and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov.  The definitive joint proxy statement/prospectus and the other documents may also be obtained for free at the Company’s website at http://www.appliedbiosystems.com or at Invitrogen’s website at http://www.invitrogen.com.

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger.  You can find information about the Company’s executive officers and directors in the definitive joint proxy statement/prospectus.  You can find information about Invitrogen’s executive officers and directors in the definitive joint proxy statement/prospectus and in Invitrogen’s definitive proxy statement filed with the SEC on March 5, 2008.  You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.